UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20548


                                   FORM 8-K/A


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 29, 2006



                          RIDGEWOOD ENERGY M FUND, LLC
             (Exact name of registrant as specified on its charter)


           Delaware                 000-51268                13-4285167
  (State of Incorporation)        (Commission              (IRS Employer
                                  File Number)               ID Number)


                   Registrant's address and telephone number:
                  1314 King Street, Wilmington, Delaware 19801
                                 (302) 888-7444


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2b)

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                                EXPLANATORY NOTE

     On March 20, 2006, Ridgewood Energy M Fund, LLC (the "Company") filed a Current Report on Form 8-K with the Securities and Exchange Commission with respect to two natural gas exploratory wells that were deemed to not have commercially productive supplies of either natural gas or oil and were thus dry-holes (the "Original Filing"). The Company is filing this amendment to correct an inadvertent misstatement in the Original Filing regarding the Company's working interest percentage ownership in the Eugene Island 357 lease block, which was indicated to be 17% rather than 7%. This Current Report on Form 8-K/A amends and restates the Original Filing in its entirety to correct this error. With the exception of the correction described above, the Company has not otherwise modified or updated the disclosures in the Original Filing.

Item 2.06.   Material Impairment


     On March 20, 2006, Ridgewood Energy M Fund, LLC (the "Company") was informed by ENI Petroleum, the operator of East Breaks 157, that the exploratory well being drilled by ENI in 940 feet of water in the East Breaks 157 lease block did not have commercially productive quantities of either natural gas or oil and has therefore been deemed an unsuccessful well or dry-hole. The Company owns an 18% working interest in East Breaks 157.


     In addition, also on March 20, 2006, the Company was notified by Newfield Exploration, the operator of the Eugene Island 357 lease block, that the exploratory well being drilled by Newfield in the Eugene Island 357 lease block did not have commercially productive quantities of either natural gas or oil and has therefore been deemed an unsuccessful well or dry-hole. The Company owns a 7% working interest in Eugene Island 357.


     As a result, the Company concluded that a material charge for impairment of its working interest in East Breaks 157 lease block and it working interest in Eugene Island 357 lease block was required. Both the East Breaks 157 and Eugene Island 357 wells will be abandoned and the Company will write-off both wells. The abandonment, impairment and write-off will result in a charge of $4,017,613 for East Breaks 157 and $1,607,045 for Eugene Island. Both charges will be taken in the first quarter of 2006. The impairment is not expected to result in or require any further cash expenditures.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                          RIDGEWOOD ENERGY M FUND, LLC

                          By: /s/ Kathleen P. McSherry
                              ----------------------------
                              Kathleen P. McSherry
                              Senior Vice President and Chief Financial Officer


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